                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Susquehanna Bancshares, Inc.
Lititz, Pennsylvania


        We consent to the use of our report dated May 5, 1995 related to the consolidated statements of income, stockholders' equity and cash flows of Atlanfed Bancorp, Inc. incorporated herein by reference to the Susquehanna Bancshares, Inc. Form S-4 dated March 31, 1997.


                                           /s/ KPMG PEAT MARWICK LLP

Baltimore, Maryland
March 27, 1997

                                 Exhibit 23.5
                                --------------